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                                                                    EXHIBIT 10.4

                            SAR AGREEMENT UNDER THE
                 WOLVERINE TUBE, INC. 2003 EQUITY INCENTIVE PLAN
                        (AS AMENDED AS OF JULY 24, 2003)

      THIS SAR AGREEMENT (the "Agreement"), entered into as of the Grant Date (as defined in paragraph 1), by and between the other party signatory hereto (the "Participant") and Wolverine Tube, Inc., a Delaware corporation (the "Company").

                                WITNESSETH THAT:

      WHEREAS, the Company maintains the Wolverine Tube, Inc. 2003 Equity Incentive Plan, as amended (the "Plan"), which is incorporated into and forms a part of this Agreement, and the Participant has been selected by the Committee administering the Plan (the "Committee") to receive a Free-Standing Stock Appreciation Right under the Plan upon the terms and subject to the conditions of this Agreement and the Plan;

      NOW, THEREFORE, IT IS AGREED, by and between the Company and the Participant, as follows:

      1. Terms of Award. The following terms used in this Agreement shall have the meanings set forth in this paragraph 1:

      (a)   The "Participant" is ___________________.

      (b)   The "Grant Date" is ___________________.

      (c) The number of "Covered Shares" shall be _______________ shares of the Company's Common Stock, par value $0.01 per share.

      (d)   The "Initial Value" is $_______ per share.

      Other terms used in this Agreement are defined pursuant to paragraph 10 or elsewhere in this Agreement or are defined in the Plan.

      2. Award and Initial Value. This Agreement specifies the terms of a Free-Standing Stock Appreciation Right with respect to ___________ shares of Common Stock (the "SAR"). This Agreement and the SAR shall be subject to the Plan, the terms of which are hereby incorporated herein by reference, and in the event of any conflict between the Plan and this Agreement, the Plan shall control.

      3. Date of Exercise. Subject to the limitations of this Agreement and the Plan, the SAR shall be vested and exercisable according to the following schedule, with respect to each installment shown in the schedule on and after the Vesting Date applicable to such installment.

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
                                                VESTING DATE
                                               APPLICABLE TO
INSTALLMENT                                     INSTALLMENT
-----------                                     -----------
1/3 of Covered Shares                              [date]
1/3 of Covered Shares                              [date]
1/3 of Covered Shares                              [date]

An installment shall not become exercisable on the otherwise applicable Vesting Date if the Participant's termination of Full-Time Employment occurs on or before such Vesting Date. Notwithstanding the foregoing provisions of this paragraph 3, the SAR shall become vested and exercisable with respect to all of the Covered Shares (to the extent it is not then otherwise exercisable) upon the date of a Change in Control, if the Participant's termination of Full-Time Employment does not occur on or before the Change in Control.

      4. Expiration. The SAR shall not be exercisable after the Company's close of business on the last business day that occurs prior to the Expiration Date. The "Expiration Date" shall be earliest to occur of:

            (a) the ten-year anniversary of the Grant Date;

            (b) if the Participant's Full-Time Employment terminates by reason of death, Disability or Retirement, the one-year anniversary of such termination;

            (c) if the Participant's Full-Time Employment is terminated by the Company for Cause (as herein defined) or if the Participant voluntarily resigns his employment with the Company for any reason other than Disability or Retirement, as of the date of such termination; or

            (d) if the Participant's Full-Time Employment terminates for reasons other than those specified above, the 90-day anniversary of such termination.

      The Committee may, in its discretion, provide for a longer post-termination exercise period than the periods specified above. Any SAR or portion thereof which is not vested as of the date of the Participant's termination of Full-Time Employment shall terminate as of such date and be of no further force and effect.

      5. Exercise of SAR. Subject to the terms of this Agreement and the Plan, the SAR may be exercised in whole or in part by filing a written notice with the Secretary of the Company at its corporate headquarters prior to the Company's close of business on the last business day that occurs prior to the Expiration Date. Upon the exercise of the SAR with respect to a share of Common Stock, the Participant shall receive an amount from the Company which is equal to the

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excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Initial Value of one share of Common Stock. Such amount may be paid to the Participant in cash, in shares of Common Stock (based on the Fair Market Value of such shares on the date of exercise), or in a combination thereof, as determined by the Committee in its discretion.

      6. Restrictions on Shares. No shares of Common Stock shall be transferred pursuant to paragraph 5 (with or without consideration), sold, offered for sale, assigned, pledged, hypothecated or otherwise disposed of (each a "Transfer") and the Company shall not be required to register any such Transfer and the Company may instruct its transfer agent not to register any such Transfer, unless and until all of the following events shall have occurred:

            (a) such shares are Transferred pursuant to and in conformity with
            (i) (x) a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act") or (y) an exemption from the registration requirements of the Act; and (ii) the securities laws of any state of the United States; and

            (b) Participant has, prior to the Transfer of such shares, and if requested by the Company, provided all relevant information to Company's counsel so that upon Company's request, the Company's counsel is able to, and actually prepares and delivers to the Company a written opinion that the proposed Transfer (i) is pursuant to a registration statement which has been filed with the SEC and is then effective, or (ii) is exempt from the registration requirements of the Act as then in effect, and the rules and regulations of the SEC thereunder. The Company shall bear all reasonable costs of preparing such opinion.

      Any attempted Transfer which is not in full compliance with this paragraph 6 shall be null and void ab initio, and of no force and effect.

      7. Transferability Restrictions. The SAR is not transferable other than as designated by the Participant by will or by the laws of descent and distribution (or on the Beneficiary Designation form attached as Exhibit A hereto), and during the Participant's life, may be exercised only by the Participant.

      8. Investment Intent. Participant represents and agrees that if the Participant exercised the SAR in whole or in part and if at any time of such exercise the SAR, the Covered Shares and/or any shares of Common Stock that may be issuable upon exercise of the SAR have not been registered under the Act, the Participant will acquire such shares upon such exercise for the purpose of investment and not with a view to the distribution of such shares in violation of the Act, and that upon each exercise of the SAR he or she will furnish to the Company a written statement to such effect and such other documentation as the Company may request.

      9. Legend on Stock Certificates. Participant agrees that all certificates representing the shares of Common Stock issuable upon exercise of the SAR (if any) will be subject to such

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stock transfer orders and other restrictions (if any) as the Company may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws, and the Company may cause a legend or legends to be put on such certificates to make appropriate reference to such restrictions.

      10. Definitions. For purposes of this Agreement, the terms used in this Agreement shall be subject to the following:

            (a) Cause. "Cause" means (i) the failure or refusal of the Participant to perform the duties of his or her employment, (ii) the Participant's fraud or dishonesty against the Company or its Subsidiaries, or (iii) the Participant's willful or negligent acts or omissions which are materially harmful to the Company or its Subsidiaries, including, without limitation, the Participant's unauthorized disclosure of confidential information related to the business of the Company or any of its Subsidiaries. Whether the Participant's employment has been terminated for Cause shall be determined in good faith by the Committee, and such determination shall be final and binding on all persons.

            (b) Change in Control. The term "Change in Control" shall have the meaning set forth in the Plan.

            (c) Disability. "Disability" shall mean permanent disability as defined in the long-term disability policy of the Company or one of its Subsidiaries applicable to the Participant.

            (d) Full-Time Employment. "Full-Time Employment" shall mean regular employment as a common law employee of the Company or one of its Subsidiaries (as defined in the Plan) for at least 35 hours a week.

            (e) Retirement. "Retirement" of the Participant shall mean termination or resignation of Full-Time Employment on or after the Participant has attained age 65.

      11. Heirs and Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and businesses. If any rights exercisable by the Participant or benefits deliverable to the Participant under this Agreement have not been exercised or delivered, respectively, at the time of the Participant's death, such rights shall be exercisable by the Beneficiary, and such benefits shall be delivered to the Beneficiary, in accordance with the provisions of this Agreement and the Plan. The "Beneficiary" shall be the beneficiary or beneficiaries designated by the Participant in writing on the Beneficiary Designation form attached as Exhibit A hereto. If a deceased Participant fails to designate a Beneficiary, or if the

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Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant designates a beneficiary and the Beneficiary survives the Participant but dies before the Beneficiary's exercise of all rights under this Agreement or before the complete distribution of benefits to the Beneficiary under this Agreement, then any rights that would have been exercisable by the Beneficiary shall be exercised by the legal representative of the estate of the Beneficiary, and any benefits distributable to the Beneficiary shall be distributed to the legal representative of the estate of the Beneficiary.

      12. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding on all persons.

      13. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Company; and this Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan.

      14. Not An Employment Contract. The SAR will not confer on the Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Participant's employment or other service at any time.

      15. Notices. Any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered of if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant's address indicated by the Company's records, or if to the Company, at the Company's principal executive office.

      16. Fractional Shares. In lieu of issuing a fraction of a share upon any exercise of the SAR, the Company will be entitled to pay to the Participant an amount equal to the fair market value of such fractional share.

      17. No Rights As Stockholder. The Participant shall not have any rights of a stockholder with respect to the shares distributable with respect to the SAR, until a stock certificate has been duly issued following exercise of the SAR as provided herein.

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      18. Participant Representation. The Participant represents that this
Agreement has been duly executed and delivered by the Participant and constitutes a legal, valid and binding agreement of the Participant, enforceable against the Participant in accordance with its terms.

      19. Tax Withholding. The Company or any related corporation shall have the right to retain and withhold from any payment of cash or Common Stock under this Agreement or the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require the Participant receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any cash amounts due or to become due from the Company to the Participant an amount equal to such taxes and any interest and penalties payable by the Company with respect to such taxes, or retain and withhold that number of shares having a fair market value equal to the minimum statutory total tax which could be imposed on the transaction to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld.

      20. No Restriction on Right of Company to Effect Corporate Changes. Neither the Plan nor this Agreement shall affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act proceeding, whether of a similar character or otherwise.

      21. Amendment. This Agreement may be amended by written agreement of the Participant and the Company, without the consent of any other person.

      22. Waiver. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

      23. Headings: Governing Law. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

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      IN WITNESS WHEREOF, the Participant has executed this Agreement, and the
Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

                                       Participant
                                       _________________________________________

                                       WOLVERINE TUBE, INC.

                                       By:
                                           -------------------------------------
                                           Name:  Dennis Horowitz
                                           Title: Chairman, President and
                                                  Chief Executive Officer

                                       By:
                                           -------------------------------------
                                           Name:  James E. Deason
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

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                                    EXHIBIT A

                           DESIGNATION OF BENEFICIARY
                                     FOR THE
                                  SAR AGREEMENT
                                 PURSUANT TO THE
                              WOLVERINE TUBE, INC.
                           2003 EQUITY INCENTIVE PLAN
                        (AS AMENDED AS OF JULY 24, 2003)

Name of Participant: ___________________________________

Date of Agreement:  ____________________________________

If my employment with the Company terminates by reason of my death, or if I shall die after I have terminated my employment with the Company, but prior to the expiration of the SAR (as provided in the Agreement), then all rights to the SAR granted under this Agreement that I hereby hold upon my death, to the extent not previously terminated or forfeited, shall be transferred to my primary beneficiary designated below, or to my secondary beneficiary designated below if my primary beneficiary is unable to accept transfer, in the manner provided for in the Plan and the Agreement.

Primary Beneficiary:   ________________________________
Relationship:          ________________________________
Address:               ________________________________
Phone:                 ________________________________

Secondary Beneficiary: ________________________________
Relationship:          ________________________________
Address:               ________________________________
Phone:                 ________________________________

________________________________                ________________________________
Participant                                     Date

Receipt acknowledged on behalf of Wolverine Tube, Inc. by:

________________________________                ________________________________
Name                                            Date